EXHIBIT 24.1


                                POWER OF ATTORNEY

            Each of the undersigned officers and directors of FindWhat.com, a Nevada corporation (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8, including exhibits thereto and all documents in connection therewith (the "Registration Statement"), to register under the Securities Act of 1933, as amended, shares of Common Stock, $.001 par value, of the Company, to be sold and distributed by the Company pursuant to the FindWhat.com 2004 Stock Incentive Plan and EMI Replacement Option Plan, respectively, and any and all amendments, including post-effective amendments to the Registration Statement, or any registration statement for this offering that is to be effective upon the filing pursuant to Rule 462(b) under the Securities Act, and all post-effective amendments thereto, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have signed these presents this 30th day of June, 2004.


           SIGNATURE                           TITLE
           ---------                           -----


/s/ Craig A. Pisaris-Henderson          President, Chief Executive Officer,
-----------------------------------     and Chairman of the Board of Directors
Craig A. Pisaris-Henderson


/s/ Phillip R. Thune                    Chief Operating Officer, Chief
-----------------------------------     Financial Officer and Director
Phillip R. Thune


/s/ Brenda Agius                        Senior Vice President (Principal
-----------------------------------     Accounting Officer)
Brenda Agius


/s/ Frederick E. Guest II               Director
-----------------------------------
Frederick E. Guest II


/s/ Kenneth E. Christensen              Director
-----------------------------------
Kenneth E. Christensen

/s/ Lee Simonson                        Director
-----------------------------------
Lee Simonson


/s/ Daniel B. Brewster, Jr.             Director
-----------------------------------
Daniel B. Brewster, Jr.


/s/ Jerry Della Femina                  Director
-----------------------------------
Jerry Della Femina


/s/ David J. Londoner                   Director
-----------------------------------
 David J. Londoner